                                                                   Exhibit 10.12


                             SUBSCRIPTION AGREEMENT


        SUBSCRIPTION AGREEMENT, dated as of March 29, 2000 (this "Agreement") between Cendant Corporation, a Delaware corporation (the "Company"), and Chatham Street Holdings, LLC (the "Investor").

        WHEREAS, the Investor desires to purchase from the Company, and the Company desires to sell to the Investor an aggregate of 1,561,000 shares of a tracking stock associated with the Company's real estate internet businesses (the "Common Stock").

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. PURCHASE OF SUBSCRIPTION SHARES. Upon the terms and subject to conditions herein set forth, the Investor hereby subscribes for and agrees to purchase, and the Company agrees to issue and sell, 1,561,000 shares of Common Stock at a purchase price of $16.02 per share (the shares of Common Stock subscribed for pursuant to this Agreement being collectively referred to herein as the "Subscription Shares"). The total purchase price payable by the Investor shall be paid in full in immediately available funds at the Closing (as defined in Section 2 below).

        2. CLOSING. (a) The closing (the "Closing") of the purchase provided for in Section 1 shall take place as soon as practicable following the satisfaction of the conditions set forth in Section 7 herein at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York. The date and time of the Closing is referred to as the "Closing Date".

                (b) At the Closing, the Company will deliver to the Investor a certificate or certificates evidencing the number of Subscription Shares purchased by the Investor, registered in the Investor's name and bearing legends substantially in the form set forth in the Registration Rights Agreement attached hereto as Exhibit A (the "Registration Rights Agreement"), against delivery by the Investor to the Company of the purchase price provided for in
Section 1.

        3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

                (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                (b) The authorized capital stock of Move.com, Inc. consists of (i) 37,000,000 shares of voting common stock, of which 22,500,000 shares were issued and outstanding (all of which were held by Cendant) as of March 6, 2000,
(ii) 12,500,000 shares of non-voting common stock, of which 48,750 shares of were issued and outstanding as of March 6, 2000, and (iii) 5,000,000 shares of preferred stock, none of which were outstand ing as of March 6, 2000. Except for options to acquire 4,984,680 shares of Move.com, Inc. common stock and except as provided herein, as of March 6, 2000, there were no outstand ing options, warrants, calls, rights, commitments, agreements of any kind to which the Company is bound relating to the sale, issuance or voting of, or the granting of rights to acquire, any shares of Common Stock. When the certificates evidencing the Subscription Shares have been delivered against payment therefor as provided in this Agreement, the Subscription Shares will be duly authorized, validly issued, fully paid and non-assessable.

                (c) The Company has the corporate power and authority to execute, deliver and perform this Agreement and the Registration Rights Agreement (together, the "Company Agreements") and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Company Agreements and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each of the Company Agreements has been duly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, assuming the due execution and delivery by the other parties thereto, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally.

                (d) There are no actions, suits, claims or proceedings pending or, to the knowledge of the Company, threatened against the Company which seek to prevent the consummation of the transactions contemplated by the Company Agreements.

                (e) Neither the execution and delivery by the Company of the Company Agreements nor the performance by the Company of any of its obligations thereunder, nor the consummation of the transactions contemplated thereby, will conflict with the Certificate of Incorporation or By-laws of the Company, or conflict with or result in a breach or violation of, or constitute default under any material agreement to which the Company or any of its subsidiaries is bound or to which any of their property or assets may be subject, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or agency or arbitrator or court having jurisdic tion over the Company or its subsidiaries or any of their property or assets. No order, license, consent, authorization or approval of, or exemption by, or notice to or registration with any federal, state, municipal or other governmental agency is necessary (except as otherwise set forth in the Company Agreements) to authorize the execution, delivery and performance by the Company of the Company Agreements.

                (f) None of the Company or any affiliate of the Company or any person acting on their behalf has (i) engaged, in connection with the issuance of the Subscription Shares, in any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the Securities Act) or (ii) solicited offers for, or offered or sold, the Subscription Shares by means of any form of general solicitation or general advertising (as those terms are used within the meaning of Regulation D under the Securities Act).

                (g) The Company acknowledges the Investor is entering into this Agreement in reliance upon the Company's representations and warranties herein.

        4. PURCHASE FOR INVESTMENT; OTHER REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor represents and warrants that:

                (a) Each of the Company Agreements has been duly authorized, executed and delivered by the Investor and is a valid and binding obligation of the Investor, assuming the due execution and delivery by the other parties thereto, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bank ruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally.

                (b) The Investor acknowledges its understanding that the offering and sale of the Subscription Shares to be purchased pursuant hereto by such Investor are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). In furtherance thereof, the Investor represents and warrants to the Company that:

                        (i) The Investor is an accredited investor within the meaning of Regulation D promulgated under the Securities Act ("Regulation D") and, if there should be any change in such status prior to the Closing Date, the Investor will immediately inform the Company of such change;

                        (ii) The Investor: (A) has the financial ability to bear the economic risk of its investment in the Subscription Shares to be purchased pursuant hereto, (B) can bear a total loss of its investment therein at this time, (C) has no need for liquidity with respect to its investment therein, (D) has adequate means for providing for its current needs and contingencies; and (E) has such knowledge, experience and skill in evaluat ing and investing in issues of equity securities, including securities of new and speculative issuers, based on actual participation in financial, invest ment and business matters, such that it is capable of evaluating the merits and risks of an investment in the Company and the suitability of the Subscription Shares as an investment for itself; and

                        (iii) The Investor has been given the opportunity to conduct a due diligence review of the Company concerning the terms and conditions of the offering of the Subscription Shares to be purchased by the Investor and other matters pertaining to an investment in the Subscription Shares, in order for the Investor to evaluate the merits and risks of an investment in the Subscription Shares to be purchased by the Investor to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; it being understood, however, that the Investor's performance of due diligence will not preclude the Investor from asserting claims that the Investor may have against the Company in respect of its reliance upon statements made by the Company in its filings with the Securities and Exchange Commission.

                (c) The Investor has been advised that the Subscription Shares have not been registered under the Securities Act, or any state securities or blue sky laws, and therefore cannot be resold unless they are registered under such laws or unless an exemption from registration thereunder is available. The Investor is purchasing the Subscription Shares for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof, and has no present intention of distributing or reselling any thereof. In making the foregoing representations, the Investor is aware that it must bear, and represents that the Investor is able to bear, the economic risk of such investment for an indefinite period of time.

                (d) The Investor is aware of and familiar with the restrictions imposed on the transfer of any Subscription Shares, including, without limitation, the restrictions contained in the Registration Rights Agreement, and the rights of the Company under the Registration Rights Agreement in connection with transfers of shares of Common Stock.

                (e) The Investor acknowledges that the Company is entering into this Agreement in reliance upon the Investor's representations and warranties herein.

        5. DELIVERY OF LEGAL OPINION. The Company agrees to use reasonable efforts to cause to be delivered to the Investor on the Closing Date an opinion of counsel to the Company covering the matters set forth in Exhibit A hereto.

        6. CONDITIONS TO OBLIGATIONS OF THE INVESTORS. The Investor's obligations hereunder are subject to the fulfillment, prior to or at the Closing Date, of the following condition, unless waived in writing by the
Investor:

                (a) The representations and warranties made by the Company in Section 3 shall be true and correct in all material respects at and as of the Closing Date.

                (b) The Company shall have entered into the Registration Rights Agreement.

                (c) The Investor shall have received an opinion of counsel to the Company covering the matters set forth in Exhibit A hereto.

        7. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligations hereunder are subject to the fulfillment, prior to or at the Closing Date, unless waived in writing by the Company, of each of the following conditions:

                (a) The representations and warranties made by each of the Investors in Section 4 shall be true and correct in all material respects at and as of the Closing Date.

                (b) The Company shall have entered into the Registration Rights Agreement.

        8. CONDITIONS TO EACH PARTY'S OBLIGATIONS. The respective obligations of each of the parties hereunder are subject to the fulfillment, prior to or at the Closing Date, unless waived in writing by each of the other parties hereto, of the following conditions:

                (a) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing consum mation of the transactions contemplated hereby shall be in effect.

                (b) Any applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "Hart-Scott-Rodino Act"), relating to the transactions contemplated by this Agreement shall have been terminated or shall have expired.

                (c) The Subscription Shares shall have been approved for listing, subject to notice of issuance, on the principal securities exchange, if any, on which the Common Stock is then listed.

        9. TRANSFERS. (a) Except as otherwise permitted by this Section 9, each certificate or other instrument evidencing any Subscription Shares (including each such certificate or other instrument issued upon the transfer of any Subscription Shares) shall be stamped or otherwise imprinted with a legend in substantially the following form:

        "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

        The shares represented by this certificate may be transferred only in compliance with the conditions specified in the Subscription Agreement, dated as of March 29, 2000, between Cendant Corporation and the investor named therein, a counterpart of which has been placed on file with the issuer at its principal place of business."

                (b) Prior to any transfer of any shares of Common Stock which are not registered under an effective registration statement under the Securities Act ("Restricted Securities"), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 9(b). Each such notice (i) shall describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (ii) shall designate counsel for the holder giving such notice (who may be in house counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                (x) If (A) in the opinion of such counsel for the holder the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act, and (B) counsel for the Company shall not have rendered an opinion within 15 days after the receipt by the Company of such written notice that such registration is required, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 9(a), unless in the opinion of counsel to the holder such legend is no longer required to insure compliance with the Securities Act.

                (y) If in the opinion of either or both of such counsel the proposed transfer may not legally be effected without registration of such Restricted Securities under the Securities
            Act (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such Restricted Securities until receipt of a further notice from the Company under clause (x) above or until registration of such Restricted Securities under the Securities Act has become effective.

        Notwithstanding anything herein to the contrary, no transfer of shares of Common Stock by the Investor (other than transfers which are registered pursuant to an effective registration statement under the Securities Act or sold in brokers' transactions exempt from registration pursuant to Rule 144 under the Securities Act) shall be made to a person who is, or is an affiliate of, a direct competitor of any of the businesses conducted by Move.com, Inc. For purposes of this Agreement, the term "affiliate" shall mean any person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the person specified; provided that the ownership of less than five percent of any class of outstanding equity securities of a company shall not, without more, give rise to affiliate status.

                (c) Any purported transfer of shares of Common Stock without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the Company shall not transfer any such shares of Common Stock on its books or recognize the purported transferee as a stockholder of the Company for any purpose, until the applicable provisions of this Agreement have been complied with.

        10. EXPENSES. All reasonable costs and reasonable expenses incurred by Apollo, including the reasonable fees and reasonable expenses of one counsel to Apollo, in connection with this Agreement and the transactions contemplated hereby shall be borne by the Company; provided that in no event shall the Company's obligation pursuant to this Section 10 extend to expenses in excess of the amount of any required Hart-Scott-Rodino Act filing fee plus $25,000.

        11. SURVIVAL; SUCCESSORS AND ASSIGNS. All agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the execution and delivery of this Agreement, the delivery to the Investor of the Subscription Shares to be purchased pursuant hereto and the payment therefor and, notwithstanding any investigation heretofore and hereafter made by or on behalf of a party hereto, shall continue in full force and effect. The rights and obligations of the Investor under this Agreement shall not be assignable by such Investor without the prior written consent of the Company, provided that any Investor may assign this Agreement to the same extent and in the same manner as such Investor may transfer Subscription Shares in accordance with the Registra tion Rights Agreement. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assignees, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

        12. AMENDMENT AND MODIFICATION. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the Company and the Investor.

        13. WAIVER OF COMPLIANCE; CONSENTS. The failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver. Any such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

        14. NOTICES. Any notice, request or other document to be given hereun der to any party shall be effective upon receipt (or refusal of receipt) and shall be in writing and delivered personally or sent by telex, telecopy or certified or registered mail, postage prepaid addressed to:

        If to the Company, addressed to:

        Cendant Corporation
        9 West 57th Street
        37th Floor
        New York, NY  10019
        Attention: Eric J. Bock

        If to the Investor, addressed to:

        Apollo Advisors II, L.P.
        1301 Avenue of the Americas, 38th Floor
        New York, NY  10019
        Telecopy No.: (212) 261-4071
        Attention: Joshua J. Harris

        With a copy to:

        O'Sullivan, Graev & Karabell
        30 Rockefeller Plaza
        24th Floor
        New York, NY 10112
        Telecopy No.: (212) 728-5950
        Attention: John Suydam
                   John Scott


or to such other address as any party shall have specified by written notice given to the other parties in the manner specified above.

        15. ENTIRE AGREEMENT. This Agreement, and the other agreements referred to herein or expressly contemplated hereby, embody the entire agreement and understanding between the Investor and the Company with respect to the purchase of Subscription Shares by the Investor and supersede all prior oral or written agreements, memoranda, understandings and undertakings among the parties hereto relating to the subject matter hereof.

        16. CONSTRUCTION. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. The section headings contained in this Agreement are for reference purposes and shall not affect in any way the meaning or interpretation of this Agreement. Each party irrevocably consents to the service of any and all process in any action or proceeding arising out of or relating to this Agreement by the mailing of copies of such process to each party at its address specified herein. The parties hereto irrevocably submit to the non-exclusive jurisdiction of any court of competent jurisdiction in the State of New York or of the United States of America for the Southern District of New York over any dispute arising out of or relating to this Agreement or any agreement or instrument contem plated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum in connection therewith.

        17. EXECUTION IN COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS HEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                        CENDANT CORPORATION


                                        By: /s/ Eric J. Bock
                                            ------------------------------------
                                            Name:  Eric J. Bock
                                            Title: SVP


                                        INVESTOR:

                                        CHATHAM STREET HOLDINGS, LLC


                                        By: /s/ Michael D. Weinir
                                            ------------------------------------
                                            Name:  Michael D. Weinir
                                            Title: Vice President